LEHMAN BROTHERS                                                               1

                           DELTA FUNDING CORPORATION

                                [GRAPHIC OMITTED]

           $275,000,000 Home Equity Asset Backed Certificates 2000-2

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
              Approx.       Tranche      Certificate       WAL (Yrs)               Pymt Window                 Expected Ratings
Class(1)    Class Size        Type        Coupon (2)      Call/Mat(3)          Call/Mat (Mos) (3)       S&P      Moody's   Fitch
A-1F      $61,480,000      Fixed-Seq         TBD          1.02 / 1.02            1 - 22 / 1 - 22        AAA        Aaa      AAA
A-2F       14,502,000      Fixed-Seq         TBD          2.03 / 2.03           22 - 27 / 22 - 27       AAA        Aaa      AAA
A-3F       41,519,000      Fixed-Seq         TBD          3.00 / 3.00           27 - 53 / 27 - 53       AAA        Aaa      AAA
A-4F       10,953,000      Fixed-Seq         TBD          5.06 / 5.06           53 - 72 / 53 - 72       AAA        Aaa      AAA
A-5F       20,327,000      Fixed-Seq         TBD          8.40 / 11.07          72 - 109 / 72 - 239     AAA        Aaa      AAA
A-6F       21,000,000      Fixed-NAS         TBD          6.70 / 6.86           37 - 109 / 37 - 237     AAA        Aaa      AAA
IOF            (4)             IO            TBD                                                        AAAr       Aaa      AAA
A-1A       65,000,000       Floater        TBD (5)        3.08 / 3.15           1 - 109 / 1 - 239       AAA        Aaa      AAA
M-1        16,500,000      Fixed-Mez         TBD          6.02 / 6.61          37 - 109 / 37 - 191       AA                  AA
M-2        11,344,000      Fixed-Mez         TBD          6.02 / 6.53          37 - 109 / 37 - 171       A                   A
B          12,375,000      Fixed-Sub         TBD          5.99 / 6.21          37 - 109 / 37 - 149      BBB-                BBB-
Total     $275,000,000
-----------------------------------------------------------------------------------------------------------------------------------

(1) The Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F, Class A-6F and Class IOF Certificates are backed primarily by the cash flow from a pool of fixed rate mortgage loans (the "Group F Mortgage Loans"). The Class A-1A Certificates are backed primarily by the cash flows from a pool of adjustable rate mortgage loans (the "Group A Mortgage Loans"). The Class M-1, Class M-2 and Class B Certificates are backed by the cash flows from both the Loan Group A and the Loan Group F Mortgage Loans. The Class Sizes are subject to a +/- 5% variance. The Class IOF and the Class B Certificates will be offered solely by Lehman Brothers.

(2) All classes of certificates except Class IOF are subject to an available funds cap. The coupon on the Class A-5F, Class A-6F and the Subordinate Certificates will increase by 0.50% and the margin on the Class A-1A Certificates will double after the first date on which the Clean-up Call is exercisable.

(3)   See "Pricing Speed" below.

(4) The Class IOF Certificates will not receive any principal payments, but will accrue interest on their notional balance, initially $58,500,000.

(5) The Class A-1A Certificates will accrue interest at a variable rate equal to the least of (i) One-Month LIBOR plus [__] bps ([__] bps after the first date on which the Clean-up Call is exercisable); (ii) 14%; and (iii) the Loan Group A Cap.

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                                 Pricing Speed
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This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               2

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Group F     100% PPC-F

            100% PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.

Group A     100% PPC-A

            100% PPC-A assumes that prepayments start at 4% CPR in month one, increase by approximately 1.069% each month to 35% CPR in month thirty, and remain at 35% CPR thereafter. .

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There will also be an offered Class IOF, which is an interest-only security which accrues interest at a 7.00% per annum Pass-Through Rate on its notional amount, initially $58,500,000. This Class is offered only by Lehman Brothers. See "Class IOF Notional Balance Schedule" for more detail.

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This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               3

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                             Terms of the Offering
-------------------------------------------------------------------------------

Issuer:                 Delta Funding Home Equity Loan Trust 2000-2

Offered Certificates:   $210,000,000 Group F Certificates and Subordinate
                        Certificates $65,000,000 Group A Certificates

Seller and Interim      Delta Funding Corporation Delta will be the
Sub-Servicer:           Interim Sub-Servicer until the Transfer Date.

Servicer:               Countrywide Home Loans, Inc.
                        Countrywide will own the servicing rights to the Mortgage Loans as of the Closing Date. The loans are expected to be transferred to Countrywide on August 1, 2000 (the "Transfer Date").

Trustee and Custodian:  Norwest Bank Minnesota, N.A.

Underwriters:           Lehman Brothers (lead manager)
                        Countrywide Securities, Inc. (co-manager)
                        Greenwich Capital Markets, Inc. (co-manager)

Expected Pricing Date:  June 26

Expected Settlement     June 30, 2000 through DTC, Euroclear and Clearstream
Date

Distribution Date:      15th of each month, or the next succeeding Business Day
                        (First Distribution Date: July 17, 2000)

Record Date:            The last Business Day in the month preceding the
                        applicable Distribution Date, or the Business Day immediately preceding the applicable Distribution Date in the case of the Class A-1A Certificates

Cut-Off Date:           May 31, 2000, or the origination date of such Mortgage
                        Loan, if later than May 31

Delay Days:             14 days, or 0 days in the case of the Class A-1A
                        Certificates

Day Count:              30/360, or Actual/360 in the case of the Class A-1A
                        Certificates

Servicing Fee:          0.50% of the Aggregate Principal Balance of the Mortgage
                        Loans

Optional Clean-up Call: Any Distribution Date on or after which the Aggregate
                        Principal Balance of the Mortgage Loans declines to 10% or less of the Aggregate Principal Balance as of the Cut-Off Date ("Cut-Off Date Pool Principal Balance")

Denomination:           $25,000 and multiples of $1,000 in excess thereof
--------------------------------------------------------------------------------

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This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               4

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                        Terms of the Offering (continued)
-------------------------------------------------------------------------------

SMMEA Eligibility:      The Certificates are not expected to be SMMEA eligible

ERISA Eligibility:      The Certificates are expected to be ERISA eligible,
                        except for the Class M-1, Class M-2 and Class B
                        Certificates

Tax Status:             The Offered Certificates will be treated as regular
                        interests in a REMIC for federal income tax purposes

Mortgage Loan Pool:     o     Consists of fixed and adjustable rate closed-end
                              mortgage loans, which accrue interest on an actuarial basis, secured by 1st and 2nd lien level pay and balloon mortgages on primarily 1-4 family properties.

                        o     The Pool will be divided into two Groups:
                              - Loan Group F: Consists of all Mortgage Loans
                                which accrue interest at a fixed rate

                              - Loan Group A: Consists of all Mortgage Loans
                                which accrue interest at an adjustable
                                rate, including those loans which bear interest at a fixed rate for two or three years before beginning to adjust

                        o The initial Loan Group F principal balance equals approximately $156,197,829 and the initial Loan Group A principal balance equals approximately $49,200,417. After addition of subsequent loans the Loan Group F principal balance is expected to be $210,000,000 and the Loan Group A principal balance is expected to be $65,000,000. A substantial majority of the subsequent loans is expected to be delivered on the Closing Date

                        o For collateral statistics please see the "Collateral Summary"

                        o     Subordination of excess interest

Credit Enhancement:     o     Overcollateralization

                        o     Subordination of subordinate classes of securities

                        o     FSA guarantee for Senior Certificates

                        o     Please refer to "Credit Enhancement
                              - Senior/Subordinate Structure"
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               5

-------------------------------------------------------------------------------
                        Terms of the Offering (continued)
-------------------------------------------------------------------------------

Monthly Advances:       (1)   The Servicer is required to advance scheduled
                              principal and interest (net of the Servicing Fee) for a delinquent Mortgage Loan until such loan becomes a Liquidated Mortgage Loan, but is not required to make any advance which the Servicer deems to be nonrecoverable

                        (2) The Servicer unless monthly advance is deemed unrecoverable, the Servicer's right of reimbursement is limited to late collections of interest of any Mortgage Loan and to Liquidation and Insurance Proceeds on the related Mortgage Loan. If monthly advance is deemed unrecoverable, reimbursement can be made from collections on any loan. The Servicer's right to reimbursement is senior to the rights of the Certificateholders

                        (1) The Servicer pays all "out-of-pocket" expenses to service these loans

Servicer Advances:      (2)   Unless a servicer advance is deemed unrecoverable,
                              the Servicer's right of reimbursement is limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, released property proceeds, Insurance Proceeds or other amounts otherwise related to such Mortgage Loan. If a servicer advance is deemed unrecoverable, the Servicer's right to reimbursement is senior to the rights of the Certificateholders

Compensating Interest:  The Servicer:

                        (1) will be required to remit 30 days interest on the Principal Balance of any mortgage loan prepaid in full minus 1) the related Servicing Fee, and 2) any interest actually paid in connection with such prepayment

                        (2) has no right of reimbursement for compensating interest

                        This liability is capped at the aggregate Servicing Fee for the most recent due period
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-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               6

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                          Certificate Interest Payments
-------------------------------------------------------------------------------

Group F Certificates    o     Interest accrues during the month prior to the
and Subordinate               current Distribution Date on a 30/360 basis at the
Certificates:                 respective fixed certificate rate, subject (except
                              Class IOF) to the Group F Net WAC Cap

                        o     Interest is paid monthly on the Distribution Date

                        o Any interest due but unpaid from a prior Distribution Date will increase the interest payment due on the next Distribution Date, plus accrued interest at the applicable certificate rate, subject to the priority of distribution described herein

                        o Interest entitlement is reduced by a pro rata share of interest shortfalls due to application of the Soldiers' and Sailors' Civil Relief Act of 1940

Group A Certificates:   o     Interest accrues from the last Distribution Date
                              (or from the Closing Date in the case of the first
                              Distribution Date) to the day preceding the current Distribution Date on an Actual/360 basis at the Class A-1A Pass-Through Rate

                        o The Class A-1A Pass-Through Rate is equal to the lesser of (a) 1 month LIBOR + the applicable margin, (b) 14% (the lesser of (a) and (b), the "Formula Rate") and (c) the Group A Net WAC Cap

                        o     Interest is paid monthly on the Distribution Date

                        o Any interest due but unpaid from a prior Distribution Date will increase the interest payment due on the next Distribution Date, plus accrued interest at the applicable Pass-Through Rate

                        o Interest entitlement is reduced by a pro rata share of interest shortfalls due to application of the Soldiers' and Sailors' Civil Relief Act of 1940

Step-up Coupons:        If the cleanup call is not exercised, the coupon on
                        Class A-5F, Class A-6F, Class M-1, Class M-2 and Class B will increase by 0.50% and the margin on the Class A-1A
                        Certificates will increase to twice the initial margin

Group F Rate Cap        If the Pass-Through Rate on any of the Group F or
Carryover:              Subordinate Certificates is reduced to the Group F Net
                        WAC Cap, any interest which would have accrued at the applicable certificate rate but is unpaid due to the Group F Net WAC Cap will be payable on the next
                        Distribution Date, together with accrued interest at the applicable certificate rate to the extent of Available
                        Funds therefor

Class A-1A LIBOR        If the Class A-1A Pass-Through Rate is reduced to the
Carryover:              Group A Net WAC Cap, any interest which would have
                        accrued at the Formula Rate but is unpaid due to the Group A Net WAC Cap will be payable on the next
                        Distribution Date, together with accrued interest at the Formula Rate to the extent of Available Funds therefor

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               7

-------------------------------------------------------------------------------
                    Certificate Interest Payments (continued)
-------------------------------------------------------------------------------

Group F Net WAC Cap:    The Group F Net WAC Cap for any Distribution Date equals
                        the lesser of: (A) the Group F Net WAC, and (B) the Group A Net WAC Cap

                        The Group F Net WAC for any Distribution Date equals (A) the Group F Net Loan Rate minus (B) (x) the Class IOF Notional Balance, divided by (y) the Group F Principal Balance, multiplied by the Class IOF Pass-Through Rate

Group A Net WAC Cap:    The Group A Net WAC Cap for any Distribution Date
                        equals the Group A Net Loan Rate

The Net Loan Rate for either Loan Group is equal to (A) the weighted average Mortgage Rate of all loans in such Loan Group for the related Due Period minus
(B) the sum of the trustee fee rate and servicing fee rate minus (C) (x) the Senior Certificate Principal Balance for such group, divided by (y) the applicable Loan Group Principal Balance, multiplied by the insurance premium rate.

Available LIBOR         As to any Distribution Date, the lesser of (i) the
Carryover Amount:       amounts remaining after distributions pursuant to C.1
                        through C.9 under "Distribution Priorities" and (ii) the excess, if any, of (x) the Interest Remittance Amount for Loan Group A for such Distribution Date over (y) the sum of distributions pursuant to B.1 and B.2 under "Distribution Priorities" and the Group A Subordination
                        Increase Amount.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               8

--------------------------------------------------------------------------------
                         Certificate Principal Payments
--------------------------------------------------------------------------------

Group F Certificates:   Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class
                        A-5F, Class A-6F, and Class IOF Certificates

Group A Certificates:   Class A-1A Certificates

Senior Certificates:    Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class
                        A-5F, Class A-6F, Class IOF and Class A-1A Certificates

Subordinate
Certificates:           Class M-1, Class M-2 and Class B Certificates

Principal Payments:     Payments of principal to each Group of Certificates are
                        derived primarily from collections of principal on the related Loan Group

Credit Priority:        Prior to month 37 (or while a Trigger Event is in
                        effect):

                              100% of the Principal Distribution Amount ("PDA") will be allocated to the most senior class of certificates then outstanding

                        Beginning in month 37 (and while no Trigger Event is in effect):

                               Principal will be allocated between the Senior Certificates and the Subordinate Certificates to maintain the credit enhancement levels (including overcollateralization) at twice their respective initial target percentages of the then current Pool Principal Balance

Allocation of Principal The Class A-1A PDA equals the lesser of :
the Between Group A and
Group F Certificates:   (a)   The Senior PDA, and

                        (b)   The greater of (x) the Group A Parity Amount, and
                              (y) the Senior PDA multiplied by the Class A-1A Pro Rata Percentage

                        The Group A Parity Amount for any Distribution Date equals the greater of zero, and (a) the Class A-1A Principal Balance as of the preceding Distribution Date, minus (b) the Loan Group A Principal Balance at the end of the related Due Period

                        The Senior PDA for any Distribution Date equals the aggregate amount of principal to be paid to the Senior Certificates on the applicable Distribution Date.

                        The Class A-1A Pro Rata Percentage equals (a) the Class A-1A Principal Balance, divided by (b) the aggregate Principal Balance of the Senior Certificates, each as of the preceding Distribution Date

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               9

--------------------------------------------------------------------------------
                   Certificate Principal Payments (continued)
--------------------------------------------------------------------------------

Allocation of Principal The Group F PDA equals the Senior PDA less the Class
Among the Group F       A-1A PDA. The Group F PDA will be allocated in the
Certificates:           following order of priority:

                        (a) to Class A-6F, the Class A-6F PDA until the Class Principal Balance thereof has been reduced to zero

                        (b) sequentially, to Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F and Class A-6F, in that order, until the respective Class Principal Balances thereof are reduced to zero

                        Class A-6F PDA = Group F PDA * Shifting Percentage * (Class A-6F Principal Balance/Aggregate Group F Certificate Balance), but in no event greater than the Group F PDA

           Distribution Date:    1 - 36   37 - 60   61 - 72   73 - 84  85 on...
                                 ------   -------   -------   -------  --------
           Shifting Percentage:    0%       45%        80%       100%     300%
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              10

--------------------------------------------------------------------------------
               Credit Enhancement-Senior/Subordinate Structure
--------------------------------------------------------------------------------

Overcollateralization:  -     Initial OC:            0.00%
                        -     Initial Target OC:     1.625% of Cut-Off Date Pool
                                                     Principal Balance
                        -     OC Floor:              0.50% of Cut-Off Date Pool
                                                     Principal Balance

                        The target OC will be $0 for the first Distribution Date. Excess interest will be used to build OC beginning in month 2 (application of such amounts, "Subordinate Increase Amounts"). The Group A Subordination Increase Amount equals the Subordination Increase Amount multiplied by the ratio of the Loan Group A Principal Balance to the Pool Principal Balance, each as of the end of the second preceding Due Period.

                        The Target OC will step down after month 36 to the lesser of 3.25% of the outstanding Pool Principal Balance or 1.625% of the Cut-Off Date Pool Principal Balance, as long as a Trigger Event is not in effect

                        If a Cumulative Loss Event is in effect, the Target OC will equal the Initial Target OC

                        If only a Delinquency Event is in effect, the Target OC will equal the Target OC as of the preceding Distribution Date

Credit Support Percentage:   Before OC Stepdown             After OC Stepdown
                             ------------------             -----------------
                             Rating    Percent            Rating     Percent
                             ------    -------            ------     -------
                             AAA        16.250%           AAA        32.50%
                             AA         10.250%           AA         20.50%
                             A           6.125%           A          12.25%
                             BBB-        1.625%(1)        BBB-        3.25%(1)

                        (1) Consists of the Target OC, assuming a Trigger Event is not in effect

Cross-                  Excess interest collections on the Group F loans will be
collateralization:      available to build OC and cover certain shortfalls on
                        the Group A Certificates, while excess interest collections on the Group A loans will be available to build OC and cover certain shortfalls on the Group F
                        Certificates.

Trigger Event:          The occurrence and continuation of a Delinquency Event
                        or a Cumulative Loss Event as of the related
                        Determination Date

Delinquency Event:      If at any time the 3-month average Delinquency
                        Percentage exceeds 50% of the Senior Enhancement
                        Percentage

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              11

--------------------------------------------------------------------------------

Delinquency Percentage: The ratio of (a) the aggregate Principal Balance of
                        Mortgage Loans which are (1) 60 or more days delinquent or (2) in bankruptcy or foreclosure or (3) secured by REO properties divided by (b) the aggregate Principal Balance of the Mortgage Loans
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              12

--------------------------------------------------------------------------------
          Credit Enhancement-Senior/Subordinate Structure (continued)
--------------------------------------------------------------------------------

Cumulative Loss Event:  If Cumulative Net Losses exceed the applicable percentage of the aggregate Original Class Principal Balances of the Offered Certificates.

                                    Distribution         Cumulative
                                        Date             Net Losses
                                        ----             ----------
                                       37 - 48                2.00%
                                       49 - 60                2.40%
                                       61 - 72                2.70%
                                       73 - 84                2.85%
                                        85 on                 3.00%
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              13

--------------------------------------------------------------------------------
                             Distribution Priorities
--------------------------------------------------------------------------------

On each Distribution Date the Trustee will apply the Available Funds from each Loan Group and any draw on the surety policy (such draw to be used only for payments of amounts in C.1 and C.3) in the following order of priority, in each case, to the extent of funds remaining

A. Loan Group F:        1.    Concurrently to pay the Trustee Fee and the
                              Insurer Premium on the Group F Certificates
                        2.    Concurrently to pay the Interest Distribution
                              Amount (which includes unpaid amounts from prior
                              Distribution Dates) on each Class of Group F
                              Certificates
                        3.    The remaining amount pursuant to "Remaining
                              Amounts" below

B. Loan Group A:        1.    Concurrently to pay the Trustee Fee and the
                              Insurer Premium on the Group A Certificates

                        2. The Interest Distribution Amount on the Class A-1A Certificates (which includes unpaid amounts from prior Distribution Dates)

                        3. The remaining amount pursuant to "Remaining Amounts" below


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              14

--------------------------------------------------------------------------------

C. Remaining Amounts:   1.    Concurrently, to the Senior Certificates in both
                              Certificate Groups, the related Interest
                              Distribution Amount not yet paid

                        2. Sequentially, to the Class M-1, Class M-2 and Class B Certificates, the related Class Monthly Interest Amount

                        3. To the Senior Certificates, the sum of (x) the Senior Principal Distribution Amount, excluding any Subordination Increase Amounts and (y) the principal portion of any Insured Payments for such Distribution Date, allocated between Certificate Group F and Certificate Group A in proportion to the respective portions of the Senior Principal Distribution Amount to which each such Certificate Group is otherwise entitled

                        4. To the Certificate Insurer, any amount owing to it under the Insurance Agreement

                        5. Sequentially, to the Class M-1, Class M-2 and Class B Certificates, the related Class Principal Distribution Amount, excluding any Subordination Increase Amounts

                        6. To the Offered Certificates, the Subordination Increase Amount, allocated in the same manner as the Principal Distribution Amount exclusive of the Subordination Increase Amount

                        7. To Class M-1, any related Class Interest Carryover Shortfall and then any related Class Principal Carryover Shortfall

                        8. To Class M-2, any related Class Interest Carryover Shortfall and then any related Class Principal Carryover Shortfall

                        9. To Class B, any related Class Interest Carryover Shortfall and then any related Class Principal Carryover Shortfall

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              15

--------------------------------------------------------------------------------
                       Distribution Priorities (continued)
--------------------------------------------------------------------------------
                        10.   To the Class A-1A Certificates, the lesser of:

C. Remaining Amounts:         a)    LIBOR Carryover, and
   (continued)
                              b)    The Available LIBOR Carryover Amount

                        11. Sequentially, (a) concurrently, to the Group F Certificates, pro rata, and (b) sequentially, to the Class M-1, Class M-2 and Class B Certificates, in that order, the related Group F Rate Cap Carryover

                        12. To the Residual Certificates, any remaining amounts

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              16

--------------------------------------------------------------------------------
                                Net WAC Schedules
--------------------------------------------------------------------------------

                                   Group F (1)

                              Net WAC                        Net WAC
            Period              Cap         Period             Cap
            ------              ---         ------             ---
               1               8.444          31               9.416
               2               8.434          32               9.398
               3               8.421          33               9.378
               4               8.507          34               9.358
               5               8.489          35               9.338
               6               8.469          36               9.318
               7               8.569          37              10.423
               8               8.544          38              10.424
               9               8.516          39              10.425
              10               8.706          40              10.426
              11               8.676          41              10.426
              12               8.642          42              10.427
              13               8.803          43              10.428
              14               8.772          44              10.428
              15               8.740          45              10.429
              16               8.935          46              10.429
              17               8.907          47              10.430
              18               8.878          48              10.430
              19               9.068          49              10.431
              20               9.042          50              10.431
              21               9.016          51              10.431
              22               9.198          52              10.432
              23               9.175          53              10.432
              24               9.151          54              10.433
              25               9.399          55              10.433
              26               9.379          56              10.434
              27               9.360          57              10.434
              28               9.392          58              10.435
              29               9.373          59              10.435
              30               9.353          60              10.436


(1)  Assuming the Group F loans prepay at 100% PPC-F

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              17

--------------------------------------------------------------------------------
                          Net WAC Schedules (continued)
--------------------------------------------------------------------------------

                    Group A (1)                                                     Group A (2)
                    -------                                                         -------
                      Net WAC                        Net WAC                       Net WAC                    Net WAC
       Period           Cap        Period              Cap       Period              Cap       Period           Cap
       ------           ---        ------              ---       ------              ---       ------           ---
          1          10.337          37              12.503         1              10.337        37           13.390
          2          10.337          38              12.503         2              10.337        38           13.390
          3          10.337          39              12.502         3              10.337        39           13.389
          4          10.338          40              12.501         4              10.338        40           13.388
          5          10.338          41              12.500         5              10.338        41           13.412
          6          10.338          42              12.499         6              10.338        42           14.095
          7          10.339          43              12.498         7              10.339        43           14.385
          8          10.339          44              12.497         8              10.339        44           14.384
          9          10.340          45              12.497         9              10.340        45           14.384
         10          10.340          46              12.497        10              10.340        46           14.384
         11          10.341          47              12.497        11              10.341        47           14.399
         12          10.341          48              12.497        12              10.341        48           15.083
         13          10.342          49              12.497        13              10.342        49           15.374
         14          10.343          50              12.497        14              10.343        50           15.374
         15          10.343          51              12.497        15              10.343        51           15.374
         16          10.344          52              12.497        16              10.344        52           15.374
         17          10.344          53              12.497        17              10.344        53           15.374
         18          10.344          54              12.497        18              10.344        54           16.058
         19          10.345          55              12.497        19              10.345        55           16.349
         20          10.345          56              12.497        20              10.345        56           16.349
         21          10.345          57              12.497        21              10.345        57           16.349
         22          10.345          58              12.497        22              10.345        58           16.349
         23          10.401          59              12.497        23              10.419        59           16.349
         24          10.401          60              12.497        24              10.419        60           17.033
         25          10.401          61              12.497        25              10.419        61           17.324
         26          10.400          62              12.497        26              10.419        62           17.324
         27          10.400          63              12.497        27              10.419        63           17.324
         28          10.400          64              12.497        28              10.418        64           17.324
         29          10.400          65              12.497        29              10.443        65           17.324
         30          10.399          66              12.497        30              10.443        66           17.325
         31          10.399          67              12.497        31              10.442        67           17.325
         32          10.399          68              12.497        32              10.442        68           17.325
         33          10.398          69              12.497        33              10.442        69           17.325
         34          10.398          70              12.497        34              10.442        70           17.325
         35          10.398          71              12.497        35              10.466        71           17.325
         36          11.895          72              12.497        36              12.519        72           17.325
--------------------------------------------------------------------------------------------------------------------

(1) Assuming (a) the Group A loans prepay at 100% PPC-A and (b) 6 month LIBOR remains constant at 6.99%

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              18

(2) (2) Assuming (a) the Group A loans prepay at 100% PPC-A and (b) 6 month LIBOR immediately increases to 14%. Although the Group A Net WAC Cap may increase above 14%, the Class A-1A Pass-Through Rate will not exceed 14%

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              19

--------------------------------------------------------------------------------
                       Class IOF Notional Balance Schedule
--------------------------------------------------------------------------------

The Class IOF Certificates are interest only securities which accrue interest at a Pass-Through Rate of 7.00%

The Notional Balance on which the Class IOF Certificates accrue interest is equal to the lesser of: (A) the aggregate Principal Balance of the Group F Mortgage Loans as of the end of the second preceding Due Period ( or as of the Cut-off Date in the case of the first Distribution Date), and (B) the following Notional Balance schedule:

                Distribution Month       Notional Balance
                ------------------       ----------------
                             1 - 3       58,500,000
                             4 - 6       55,500,000
                             7 - 9       52,000,000
                           10 - 12       46,000,000
                           13 - 15       41,000,000
                           16 - 18       35,500,000
                           19 - 21       30,500,000
                           22 - 24       26,000,000
                           25 - 27       20,500,000
                           28 - 30       19,500,000
                           31 - 33       18,000,000
                           34 - 36       18,000,000
                             37 on                0
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              20

--------------------------------------------------------------------------------
                       Sensitivity Analysis - To Maturity
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Group A % of PPC-A           50%            75%             100%             125%            150%            175%           200%
Group F % of PPC-F           50%            75%             100%             125%            150%            175%           200%

Class A-1F
Yield @ 99.9995             7.750          7.689           7.634            7.585           7.538           7.494          7.452
Average Life (yrs.)          1.63           1.24            1.02             0.88            0.78            0.70           0.64
Window (mo.)                1 - 38         1 - 28          1 - 22           1 - 19          1 - 17          1 - 15         1 - 14
Expected Final Mat.        08/15/03       10/15/02        04/15/02         01/15/02        11/15/01        09/15/01       08/15/01
Duration (yrs.)              1.45           1.12            0.93             0.81            0.72            0.65           0.60

Class A-2F
Yield @ 99.9967             7.929          7.894           7.863            7.834           7.806           7.780          7.755
Average Life (yrs.)          3.53           2.53            2.03             1.70            1.49            1.32           1.20
Window (mo.)               38 - 48        28 - 34          22 - 27         19 - 23         17 - 20          15 - 18       14 - 16
Expected Final Mat.        06/15/04       04/15/03        09/15/02         05/15/02        02/15/02        12/15/01       10/15/01
Duration (yrs.)              2.96           2.21            1.80             1.53            1.35            1.21           1.10

Class A-3F
Yield @ 99.9876             8.090          8.064           8.038            8.013           7.992           7.971          7.952
Average Life (yrs.)          6.18           3.99            3.00             2.40            2.06            1.82           1.63
Window (mo.)               48 - 129       34 - 74          27 - 53         23 - 36         20 - 31          18 - 27       16 - 24
Expected Final Mat.        03/15/11       08/15/06        11/15/04         06/15/03        01/15/03        09/15/02       06/15/02
Duration (yrs.)              4.61           3.26            2.56             2.10            1.83            1.63           1.47

Class A-4F
Yield @ 99.9778             8.466          8.452           8.431            8.410           8.377           8.360          8.343
Average Life (yrs.)         12.39           7.86            5.06             3.80            2.70            2.36           2.10
Window (mo.)              129 - 170       74 - 120         53 - 72         36 - 53         31 - 35          27 - 30       24 - 27
Expected Final Mat.        08/15/14       06/15/10        06/15/06         11/15/04        05/15/03        12/15/02       09/15/02
Duration (yrs.)              7.41           5.50            3.96             3.12            2.32            2.05           1.85

Class A-5F
Yield @ 98.4785             8.678          8.717           8.759            8.807           8.860           8.987          9.074
Average Life (yrs.)         19.75          14.90            11.07            7.93            5.26            2.96           2.44
Window (mo.)              170 - 341      120 - 296        72 - 239         53 - 195        35 - 162         30 - 58       27 - 33
Expected Final Mat.        11/15/28       02/15/25        05/15/20         09/15/16        12/15/13        04/15/05       03/15/03
Duration (yrs.)              9.12           7.99            6.70             5.31            3.90            2.49           2.11

Class A-6F
Yield @ 99.9734             8.083          8.082           8.085            8.105           8.144           8.175          8.167
Average Life (yrs.)          7.93           7.24            6.86             6.73            6.77            6.63           5.03
Window (mo.)               37 - 338       37 - 293        37 - 237         40 - 193        46 - 160        52 - 138       33 - 118
Expected Final Mat.        08/15/28       11/15/24        03/15/20         07/15/16        10/15/13        12/15/11       04/15/10
Duration (yrs.)              5.49           5.17            4.99             4.93            4.96            4.88           3.87
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              21

--------------------------------------------------------------------------------
                       Sensitivity Analysis - To Maturity
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Group A % of PPC-A          50%             75%             100%             125%            150%            175%           200%
Group F % of PPC-F          50%             75%             100%             125%            150%            175%           200%

Class M-1
Yield @ 97.1912            8.888           8.978            9.072           9.161           9.225            9.257         9.250
Average Life (yrs.)        11.86            8.58            6.61             5.41            4.73            4.40           4.40
Window (mo.)              68 - 309        48 - 244        37 - 191         38 - 155        40 - 129        42 - 109       44 - 94
Expected Final Mat.       03/15/26        10/15/20        05/15/16         05/15/13        03/15/11        07/15/09       04/15/08
Duration (yrs.)             6.77            5.52            4.61             3.99            3.63            3.46           3.49

Class M-2
Yield @ 92.2137            9.671           9.940           10.225           10.501          10.725          10.886         10.972
Average Life (yrs.)        11.76            8.47            6.53             5.32            4.59            4.16           3.95
Window (mo.)              68 - 288        48 - 219        37 - 171         37 - 138        38 - 115         39 - 97       40 - 83
Expected Final Mat.       06/15/24        09/15/18        09/15/14         12/15/11        01/15/10        07/15/08       05/15/07
Duration (yrs.)             6.57            5.36            4.47             3.86            3.47            3.24           3.13

Class B
Yield @ 83.5163            11.233          11.872          12.554           13.225          13.795          14.246         14.571
Average Life (yrs.)        11.27            8.07            6.21             5.05            4.34            3.89           3.61
Window (mo.)              68 - 258        48 - 191        37 - 149         37 - 120        37 - 99          37 - 84        37 -72
Expected Final Mat.       12/15/21        05/15/16        11/15/12         06/15/10        09/15/08        06/15/07       06/15/06
Duration (yrs.)             6.17            5.02            4.19             3.60            3.22            2.98           2.82

Class A-1A
Average Life (yrs.)         5.81            4.07            3.15             2.57            2.17            1.89           1.66
Window (mo.)              1 - 341         1 - 296          1 - 239         1 - 195         1 - 162          1 - 138       1 - 118
Expected Final Mat.       11/15/28        02/15/25        05/15/20         09/15/16        12/15/13        12/15/11       04/15/10
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              22

--------------------------------------------------------------------------------
                       Sensitivity Analysis - To 10% Call
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Group A % of PPC-A          50%             75%             100%             125%            150%            175%           200%
Group F % of PPC-F          50%             75%             100%             125%            150%            175%           200%

Class A-5F
Yield @ 98.4785            8.649           8.676            8.715           8.771           8.844            8.987         9.074
Average Life (yrs.)        15.93           11.50            8.40             6.09            4.49            2.96           2.44
Window (mo.)              170 -195       120 - 141        72 - 109         53 - 87         35 - 72          30 - 58       27 - 33
Expected Final Mat.       09/15/16        03/15/12        07/15/09         09/15/07        06/15/06        04/15/05       03/15/03
Duration (yrs.)             8.41            7.06            5.75             4.54            3.55            2.49           2.11

Class A-6F
Yield @ 99.9734            8.083           8.079            8.077           8.074           8.069            8.063         8.042
Average Life (yrs.)         7.90            7.18            6.70             6.20            5.58            4.98           3.72
Window (mo.)              37 - 195        37 - 141        37 - 109         40 - 87         46 - 72          52 - 61       33 - 53
Expected Final Mat.       09/15/16        03/15/12        07/15/09         09/15/07        06/15/06        07/15/05       11/15/04
Duration (yrs.)             5.48            5.15            4.92             4.67            4.32            3.95           3.08

Class M-1
Yield @ 97.1912            8.884           8.976            9.074           9.169           9.237            9.271         9.262
Average Life (yrs.)        10.96            7.83            6.02             4.91            4.32            4.05           4.10
Window (mo.)              68 - 195        48 - 141        37 - 109         38 - 87         40 - 72          42 - 61       44 - 53
Expected Final Mat.       09/15/16        03/15/12        07/15/09         09/15/07        06/15/06        07/15/05       11/15/04
Duration (yrs.)             6.60            5.31            4.40             3.77            3.42            3.27           3.31

Class M-2
Yield @ 92.2137            9.685           9.970           10.274           10.572          10.813          10.982         11.065
Average Life (yrs.)        10.96            7.83            6.02             4.90            4.24            3.87           3.70
Window (mo.)              68 - 195        48 - 141        37 - 109         37 - 87         38 - 72          39 - 61       40 - 53
Expected Final Mat.       09/15/16        03/15/12        07/15/09         09/15/07        06/15/06        07/15/05       11/15/04
Duration (yrs.)             6.44            5.19            4.31             3.69            3.31            3.09           2.99

Class B
Yield @ 83.5163            11.255          11.914          12.618           13.316          13.906          14.370         14.692
Average Life (yrs.)        10.90            7.79            5.99             4.86            4.18            3.76           3.51
Window (mo.)              68 - 195        48 - 141        37 - 109         37 - 87         37 - 72          37 - 61       37 - 53
Expected Final Mat.       09/15/16        03/15/12        07/15/09         09/15/07        06/15/06        07/15/05       11/15/04
Duration (yrs.)             6.12            4.96            4.12             3.53            3.16            2.91           2.77

Class A-1A
Average Life (yrs.)         5.63            3.96            3.08             2.51            2.13            1.86           1.62
Window (mo.)              1 - 195         1 - 141          1 - 109          1 - 87          1 - 72          1 - 61         1 - 53
Expected Final Mat.       09/15/16        03/15/12        07/15/09         09/15/07        06/15/06        07/15/05       11/15/04
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              23

--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------

      Collateral statistics for the fixed-rate home equity loans are listed below as of 5/31/00

      The Sum of the percentages on the summary and other tables herein may not add to 100% due to rounding

Total Number of Loans                                                     2,149

Total Outstanding Loan Balance                                  $156,197,829.20

Average Loan Principal Balance                                       $72,683.96                  $4,976.94 to $443,500.00

WA Coupon                                                               10.984%                         7.970% to 15.990%

WA Original Term (mo.)                                                      312                                 60 to 360

WA Remaining Term (mo.)                                                     311                                 58 to 360

WA CLTV                                                                  73.28%                          12.66% to 90.15%

WA Second Mortgage Ratio                                                 35.77%
(for 2nd liens only)

Lien Position (first/second)                                    89.31% / 10.69%

Balloon (% of Total)                                                      0.57%

Prepayment Penalty (yes/no)                                     76.07% / 23.93%

Documentation

      Full                                                               77.34%
      Alternate                                                          13.10%
      Limited                                                             7.00%
      No Doc                                                              2.56%

Property Type

      Single Family                                                      72.04%
      Two to Four Family                                                 17.41%
      Mixed Use                                                           3.91%
      Condominium                                                         2.06%
      Mobile Home                                                         0.77%

Occupancy Status

      Owner Occupied                                                     86.09%
      Non-owner Occupied                                                 13.91%

Credit Grade

      A                                                                  68.88%
      B                                                                  16.64%
      C                                                                  11.43%
      D                                                                   3.05%

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              24

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              25

--------------------------------------------------------------------------------
                         Collateral Summary (continued)
--------------------------------------------------------------------------------

      Collateral statistics for the fixed-rate home equity loans are listed below as of 5/31/00

Geographic Distribution

other states account individually for less than             NY         36.43%
5% of pool balance                                          OH         10.74%
                                                            PA          9.63%
                                                            IL          6.78%
                                                            NJ          5.80%

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              26

--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------

      Collateral statistics for the fixed-rate home equity loans are listed below as of 5/31/00

                                                       Principal Balances
($)                                       Mortgage                                                  % of Pool
                                            Loans                 Principal Balance ($)         Principal Balance
0.01 - 25,000.00                             255                           4,962,292.84                      3.18
25,000.01 - 50,000.00                        660                          24,585,522.02                     15.74
50,000.01 - 75,000.00                        511                          31,499,880.02                     20.17
75,000.01 - 100,000.00                       261                          22,643,240.75                     14.50
100,000.01 - 125,000.00                      155                          17,361,367.69                     11.11
125,000.01 - 150,000.00                      105                          14,424,776.59                      9.23
150,000.01 - 175,000.00                       72                          11,704,976.98                      7.49
175,000.01 - 200,000.00                       60                          11,287,993.07                      7.23
200,000.01 - 225,000.00                       23                           4,857,674.22                      3.11
225,000.01 - 250,000.00                       19                           4,511,974.46                      2.89
250,000.01 - 275,000.00                       10                           2,643,631.47                      1.69
275,000.01 - 300,000.00                        9                           2,630,679.07                      1.68
300,000.01 - 325,000.00                        5                           1,570,566.93                      1.01
325,000.01 - 350,000.00                        2                             694,894.27                      0.44
350,000.01 - 375,000.00                        1                             374,858.82                      0.24
425,000.01 - 450,000.00                        1                             443,500.00                      0.28
Total:                                     2,149                         156,197,829.20                    100.00
-----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              27

--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------

      Collateral statistics for the fixed-rate home equity loans are listed below as of 5/31/00

                                                          Loan Rates
(%)                                      Mortgage                                                  % of Pool
                                           Loans                  Principal Balance ($)         Principal Balance
7.751 - 8.000                                  1                              31,813.94                     0.02
8.001 - 8.250                                 10                             596,230.07                     0.38
8.251 - 8.500                                 23                           2,606,795.06                     1.67
8.501 - 8.750                                 42                           4,304,167.17                     2.76
8.751 - 9.000                                 71                           7,271,968.68                     4.66
9.001 - 9.250                                 37                           3,116,199.18                     2.00
9.251 - 9.500                                 75                           6,603,620.21                     4.23
9.501 - 9.750                                 89                           7,660,429.77                     4.90
9.751 - 10.000                               186                          16,504,711.48                    10.57
10.001 - 10.250                               68                           4,753,774.10                     3.04
10.251 - 10.500                              132                           9,596,600.26                     6.14
10.501 - 10.750                              107                           7,700,304.00                     4.93
10.751 - 11.000                              188                          15,256,763.85                     9.77
11.001 - 11.250                              102                           6,354,887.42                     4.07
11.251 - 11.500                              141                           9,649,965.58                     6.18
11.501 - 11.750                              135                           8,438,163.79                     5.40
11.751 - 12.000                              170                          12,554,192.12                     8.04
12.001 - 12.250                               97                           5,884,343.92                     3.77
12.251 - 12.500                               91                           5,962,554.66                     3.82
12.501 - 12.750                               70                           3,974,228.12                     2.54
12.751 - 13.000                               82                           4,922,247.37                     3.15
13.001 - 13.250                               54                           3,447,405.97                     2.21
13.251 - 13.500                               30                           1,306,149.46                     0.84
13.501 - 13.750                               32                           2,058,619.02                     1.32
13.751 - 14.000                               41                           2,250,357.12                     1.44
14.001 - 14.250                               15                             553,736.13                     0.35
14.251 - 14.500                               24                           1,170,509.81                     0.75
14.501 - 14.750                               11                             570,614.54                     0.37
14.751 - 15.000                               14                             573,338.29                     0.37
15.001 - 15.250                                2                             105,569.78                     0.07
15.251 - 15.500                                4                             151,562.77                     0.10
15.501 - 15.750                                3                             165,986.61                     0.11
15.751 - 16.000                                2                             100,018.95                     0.06
Total:                                     2,149                         156,197,829.20                   100.00
----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              28

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              29

--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------

      Collateral statistics for the fixed-rate home equity loans are listed below as of 5/31/00

                                    Original Term to Stated Maturity
                                    Mortgage                                                          % of Pool
(months)                              Loans                   Principal Balance ($)                Principal Balance
1 - 60                                         8                             190,800.98                      0.12
61 - 120                                     107                           4,839,515.25                      3.10
121 - 180                                    421                          24,319,707.11                     15.57
181 - 240                                    197                          12,044,899.92                      7.71
241 - 300                                     43                           3,576,350.92                      2.29
301 - 360                                  1,373                         111,226,555.02                     71.21
Total:                                     2,149                         156,197,829.20                    100.00

                                   Remaining Term to Stated Maturity
(months)                            Mortgage                                                          % of Pool
                                      Loans                   Principal Balance ($)                Principal Balance
1 - 60                                         8                             190,800.98                      0.12
61 - 120                                     107                           4,839,515.25                      3.10
121 - 180                                    421                          24,319,707.11                     15.57
181 - 240                                    197                          12,044,899.92                      7.71
241 - 300                                     43                           3,576,350.92                      2.29
301 - 360                                  1,373                         111,226,555.02                     71.21
Total:                                     2,149                         156,197,829.20                    100.00
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              30

--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------

      Collateral statistics for the fixed-rate home equity loans are listed below as of 5/31/00

                                              Seasoning
                                    Mortgage                                                           % of Pool
(months)                              Loans                   Principal Balance ($)                Principal Balance
0                                            661                          46,880,676.00                     30.01
1 - 3                                      1,473                         107,810,266.28                     69.02
4 - 6                                         14                           1,428,592.00                      0.91
25 - 30                                        1                              78,294.92                      0.05
Total:                                     2,149                         156,197,829.20                    100.00

                                      Combined Loan-to-Value Ratio
                                     Mortgage                                                           % of Pool
(%)                                    Loans                  Principal Balance ($)                Principal Balance
10.01 - 15.00                                  1                              30,000.00                     0.02
15.01 - 20.00                                  4                              87,453.00                     0.06
20.01 - 25.00                                 19                             798,190.77                     0.51
25.01 - 30.00                                 23                           1,011,593.54                     0.65
30.01 - 35.00                                 25                           1,243,413.32                     0.80
35.01 - 40.00                                 35                           1,971,673.13                     1.26
40.01 - 45.00                                 34                           1,629,162.08                     1.04
45.01 - 50.00                                 69                           4,053,911.22                     2.60
50.01 - 55.00                                 83                           5,209,194.70                     3.33
55.01 - 60.00                                124                           7,832,524.65                     5.01
60.01 - 65.00                                165                          10,699,908.57                     6.85
65.01 - 70.00                                317                          21,240,598.13                    13.60
70.01 - 75.00                                307                          23,453,588.78                    15.02
75.01 - 80.00                                510                          40,702,733.92                    26.06
80.01 - 85.00                                263                          20,235,633.13                    12.96
85.01 - 90.00                                169                          15,974,267.87                    10.23
90.01 - 95.00                                  1                              23,982.39                     0.02
Total:                                     2,149                         156,197,829.20                   100.00
----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              31

--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------
      Collateral statistics for the fixed-rate home equity loans are listed below as of 5/31/00

                                                     Occupancy Type
                                    Mortgage                                                           % of Pool
                                      Loans                   Principal Balance ($)                Principal Balance
Owner Occupied                             1,843                         134,465,392.84                     86.09
Not Owner Occupied                           306                          21,732,436.36                     13.91
Total:                                     2,149                         156,197,829.20                    100.00

                                                   Property Type
                                    Mortgage                                                           % of Pool
                                      Loans                   Principal Balance ($)                Principal Balance
1 Family                                   1,676                         112,531,981.93                     72.04
2 Family                                     189                          17,756,127.44                     11.37
3 Family                                      61                           6,428,995.24                      4.12
Mixed Use                                     61                           6,100,334.46                      3.91
Multifamily                                   51                           5,940,285.77                      3.80
Condo                                         59                           3,223,300.80                      2.06
4 Family                                      29                           3,015,587.62                      1.93
Mobile Home                                   23                           1,201,215.94                      0.77
Total:                                     2,149                         156,197,829.20                    100.00

                                                      States
                                    Mortgage                                                           % of Pool
                                      Loans                   Principal Balance ($)                Principal Balance
AR                                            11                             606,679.99                     0.39
AZ                                             5                             233,222.16                     0.15
CA                                             4                             701,588.05                     0.45
CO                                             6                             331,944.78                     0.21
CT                                            38                           2,680,217.59                     1.72
DC                                             2                             135,000.00                     0.09
DE                                            14                             861,356.30                     0.55
FL                                            90                           5,604,016.06                     3.59
GA                                            78                           4,978,828.99                     3.19
IL                                           131                          10,596,836.53                     6.78
IN                                            53                           3,118,030.62                     2.00
KS                                             1                              94,500.00                     0.06
KY                                            14                             760,787.42                     0.49
----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              32

--------------------------------------------------------------------------------
continued ...
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              33

--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------

      Collateral statistics for the fixed-rate home equity loans are listed below as of 5/31/00

                                                   States (continued)
                                    Mortgage                                                           % of Pool
                                      Loans                   Principal Balance ($)                Principal Balance
LA                                            20                             770,811.71                      0.49
MA                                            58                           5,127,579.61                      3.28
MD                                            42                           2,183,475.17                      1.40
ME                                             9                             554,780.76                      0.36
MI                                            59                           2,839,981.26                      1.82
MN                                             2                              83,447.46                      0.05
MO                                            42                           2,323,338.91                      1.49
MS                                            22                             873,447.78                      0.56
NC                                            85                           5,116,616.76                      3.28
NH                                            11                             674,925.38                      0.43
NJ                                           106                           9,061,317.18                      5.80
NM                                             4                             306,322.91                      0.20
NV                                             1                              73,976.82                      0.05
NY                                           570                          56,900,943.83                     36.43
OH                                           262                          16,774,032.39                     10.74
OK                                             4                             107,868.74                      0.07
PA                                           301                          15,046,389.08                      9.63
RI                                            12                             853,945.29                      0.55
SC                                             6                             367,981.63                      0.24
TN                                            36                           2,622,223.89                      1.68
TX                                            13                             684,815.71                      0.44
VA                                            26                           1,610,376.57                      1.03
VT                                             3                             155,262.26                      0.10
WV                                             8                             380,959.61                      0.24
Total:                                     2,149                         156,197,829.20                    100.00
-----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              34

--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------

      Collateral statistics for the fixed-rate home equity loans are listed below as of 5/31/00

                                                      Lien Position
                                    Mortgage                                                           % of Pool
                                      Loans                   Principal Balance ($)                Principal Balance
1                                          1,747                         139,502,675.29                    89.31
2                                            402                          16,695,153.91                    10.69
Total:                                     2,149                         156,197,829.20                   100.00

                                        Second Mortgage Ratio (Second Liens Only)
                                    Mortgage                                                           % of Pool
(%)                                   Loans                   Principal Balance ($)                Principal Balance
0.01 - 5.00                                    1                               7,993.61                     0.05
5.01 - 10.00                                   3                              29,917.03                     0.18
10.01 - 15.00                                  7                             144,557.56                     0.87
15.01 - 20.00                                 82                           2,331,746.29                    13.97
20.01 - 25.00                                 75                           2,446,555.91                    14.65
25.01 - 30.00                                 69                           2,734,379.75                    16.38
30.01 - 35.00                                 51                           1,990,942.85                    11.93
35.01 - 40.00                                 31                           1,464,010.72                     8.77
40.01 - 45.00                                 29                           1,508,135.37                     9.03
45.01 - 50.00                                 16                             944,975.75                     5.66
50.01 - 55.00                                 14                             966,522.47                     5.79
55.01 - 60.00                                  4                             306,310.13                     1.83
60.01 - 65.00                                  5                             489,322.55                     2.93
65.01 - 70.00                                  6                             628,081.51                     3.76
70.01 - 75.00                                  1                              40,000.00                     0.24
75.01 - 80.00                                  5                             515,163.89                     3.09
80.01 - 85.00                                  1                              29,000.00                     0.17
85.01 - 90.00                                  2                             117,538.52                     0.70
Total:                                       402                          16,695,153.91                   100.00
----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              35

--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------

      Collateral statistics for the fixed-rate home equity loans are listed below as of 5/31/00

                                                   Documentation Type
                                    Mortgage                                                           % of Pool
                                      Loans                   Principal Balance ($)                Principal Balance
Full                                       1,697                         120,797,885.83                     77.34
Alternate                                    250                          20,465,860.06                     13.10
Limited                                      152                          10,941,365.07                      7.00
No Doc                                        50                           3,992,718.24                      2.56
Total:                                     2,149                         156,197,829.20                    100.00

                                                       Credit Grade
                                    Mortgage                                                           % of Pool
                                      Loans                   Principal Balance ($)                Principal Balance
A1                                           496                          41,996,198.81                     26.88
A2                                           325                          24,741,452.75                     15.84
A+                                           519                          40,857,792.18                     26.16
B1                                           224                          16,134,776.18                     10.33
B2                                           171                           9,856,119.11                      6.31
C1                                           190                          12,199,578.57                      7.81
C2                                           102                           5,651,455.96                      3.62
D1                                            75                           2,945,834.88                      1.89
D2                                            13                             413,464.35                      0.26
D3                                            34                           1,401,156.41                      0.90
Total:                                     2,149                         156,197,829.20                    100.00
-----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              36

--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------

      Collateral statistics for the adjustable-rate home equity loans are listed below as of 5/31/00

      The Sum of the percentages on the summary and other tables herein may not add to 100% due to rounding

Total Number of Loans                                                       589

Total Outstanding Loan Balance                                   $49,200,417.05

Adjustable Rate Mortgages (% of Total)                                   100.00%

Average Loan Principal Balance                                        $83,532.12                      $15,000.00 to $442,805.69

WA Coupon                                                                10.942%                              8.040% to 15.340%

WA Margin                                                                  6.11%                                 2.39% to 9.74%

WA Lifecap                                                                17.93%                               15.04% to 22.34%

WA Initial Periodic Cap                                                    3.00%                                 2.00% -to3.00%

WA Floor                                                                  10.94%                                8.04% to 15.34%

WA Original Term (mo.)                                                       360                                     180 to 360

WA Remaining Term (mo.)                                                      359                                     179 to 360

WA CLTV                                                                   77.07%                               21.71% to 90.00%

Lien Position (first/second)                                       100.00%/0.00%

Prepayment Penalty (yes/no)                                       96.08% / 3.92%

Loan Documentation

Full                                                                      71.60%
Alternate                                                                 14.81%
Limited                                                                    9.41%
No Doc                                                                     4.18%

Loan Type

2/28 6 Month Libor                                                         2.44%
3/27 6 Month Libor                                                        97.56%

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              37

--------------------------------------------------------------------------------
                         Collateral Summary (continued)
--------------------------------------------------------------------------------

      Collateral statistics for the adjustable-rate home equity loans are listed below as of 5/31/00

Property Type

Single Family                                                            84.44%
Two to Four Family                                                       11.27%
Condominium                                                               4.21%
Mobile Home                                                               0.08%

Occupancy Status

         Owner Occupied                                                  90.28%
         Non-owner Occupied                                               9.72%

Credit Grade

      A                                                                  63.99%
      B                                                                  17.23%
      C                                                                  12.76%
      D                                                                   6.02%

Geographic Distribution

other states account individually for less than         OH:              26.66%
5% of pool balance                                      FL:              10.51%
                                                        NJ:               9.80%
                                                        PA:               6.77%
                                                        IL:               5.61%
                                                        MI:               5.48%
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              38

--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------

      Collateral statistics for the adjustable-rate home equity loans are listed below as of 5/31/00

                                                     Principal Balances
                                    Mortgage                                                           % of Pool
($)                                   Loans                   Principal Balance ($)                Principal Balance
0.01 - 25,000.00                              12                             258,649.17                     0.53
25,000.01 - 50,000.00                        147                           5,875,533.44                    11.94
50,000.01 - 75,000.00                        181                          11,443,620.08                    23.26
75,000.01 - 100,000.00                       109                           9,477,694.55                    19.26
100,000.01 - 125,000.00                       58                           6,353,428.80                    12.91
125,000.01 - 150,000.00                       25                           3,418,791.39                     6.95
150,000.01 - 175,000.00                       17                           2,716,854.73                     5.52
175,000.01 - 200,000.00                       14                           2,663,537.11                     5.41
200,000.01 - 225,000.00                        8                           1,727,432.61                     3.51
225,000.01 - 250,000.00                        5                           1,200,099.80                     2.44
250,000.01 - 275,000.00                        3                             778,666.68                     1.58
275,000.01 - 300,000.00                        3                             857,787.07                     1.74
300,000.01 - 325,000.00                        3                             927,862.85                     1.89
325,000.01 - 350,000.00                        2                             667,653.08                     1.36
375,000.01 - 400,000.00                        1                             390,000.00                     0.79
425,000.01 - 450,000.00                        1                             442,805.69                     0.90
Total:                                       589                          49,200,417.05                   100.00
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              39

--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------

      Collateral statistics for the adjustable-rate home equity loans are listed below as of 5/31/00

                                                     Loan Rates
                                    Mortgage                                                           % of Pool
(%)                                   Loans                   Principal Balance ($)                Principal Balance
8.001 - 8.250                                  3                             257,754.06                     0.52
8.251 - 8.500                                  4                             432,432.46                     0.88
8.501 - 8.750                                  8                             813,181.16                     1.65
8.751 - 9.000                                 16                           1,600,305.67                     3.25
9.001 - 9.250                                 14                           1,184,168.62                     2.41
9.251 - 9.500                                 22                           2,010,024.55                     4.09
9.501 - 9.750                                 26                           2,610,897.86                     5.31
9.751 - 10.000                                53                           4,921,965.57                    10.00
10.001 - 10.250                               28                           2,710,486.08                     5.51
10.251 - 10.500                               37                           3,198,978.21                     6.50
10.501 - 10.750                               54                           4,960,663.84                    10.08
10.751 - 11.000                               51                           4,251,225.75                     8.64
11.001 - 11.250                               21                           1,678,046.29                     3.41
11.251 - 11.500                               34                           2,919,281.41                     5.93
11.501 - 11.750                               29                           1,957,659.01                     3.98
11.751 - 12.000                               58                           4,887,120.71                     9.93
12.001 - 12.250                               27                           2,174,965.53                     4.42
12.251 - 12.500                               22                           1,582,216.29                     3.22
12.501 - 12.750                               10                             726,663.62                     1.48
12.751 - 13.000                               14                             879,478.19                     1.79
13.001 - 13.250                               11                             660,970.42                     1.34
13.251 - 13.500                               10                             468,594.33                     0.95
13.501 - 13.750                                8                             557,980.96                     1.13
13.751 - 14.000                                7                             423,586.67                     0.86
14.001 - 14.250                                1                              46,391.73                     0.09
14.251 - 14.500                                8                             391,608.73                     0.80
14.501 - 14.750                                4                             139,994.44                     0.28
14.751 - 15.000                                4                             390,486.92                     0.79
15.001 - 15.250                                3                             155,078.20                     0.32
15.251 - 15.500                                2                             208,209.77                     0.42
Total:                                       589                          49,200,417.05                   100.00
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              40

--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------

      Collateral statistics for the adjustable-rate home equity loans are listed below as of 5/31/00

                                              Original Term to Stated Maturity
(months)                            Mortgage                                                           % of Pool
                                      Loans                   Principal Balance ($)                Principal Balance
169 - 180                                      1                              97,523.53                     0.20
349 - 360                                    588                          49,102,893.52                    99.80
Total:                                       589                          49,200,417.05                   100.00

                                                Remaining Term to Stated Maturity
(months)                            Mortgage                                                           % of Pool
                                      Loans                   Principal Balance ($)                Principal Balance
121 - 180                                      1                              97,523.53                     0.20
301 - 360                                    588                          49,102,893.52                    99.80
Total:                                       589                          49,200,417.05                   100.00

                                                           Seasoning
(months)                            Mortgage                                                           % of Pool
                                      Loans                   Principal Balance ($)                Principal Balance
0                                            178                          14,185,940.00                    28.83
1 - 3                                        410                          34,941,971.95                    71.02
13 - 18                                        1                              72,505.10                     0.15
Total:                                       589                          49,200,417.05                   100.00
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              41

--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------

      Collateral statistics for the adjustable-rate home equity loans are listed below as of 5/31/00

                                                   Combined Loan-to-Value Ratio
(%)                                 Mortgage                                                           % of Pool
                                      Loans                   Principal Balance ($)                Principal Balance
20.01 - 25.00                                  1                              55,800.00                     0.11
30.01 - 35.00                                  2                              54,994.99                     0.11
35.01 - 40.00                                  4                             202,325.71                     0.41
40.01 - 45.00                                  8                             394,511.08                     0.80
45.01 - 50.00                                 16                           1,144,813.53                     2.33
50.01 - 55.00                                 13                           1,180,160.89                     2.40
55.01 - 60.00                                 36                           1,878,759.62                     3.82
60.01 - 65.00                                 33                           2,580,567.72                     5.25
65.01 - 70.00                                 60                           3,779,690.27                     7.68
70.01 - 75.00                                 97                           7,401,297.62                    15.04
75.01 - 80.00                                153                          14,110,920.70                    28.68
80.01 - 85.00                                 88                           8,993,736.39                    18.28
85.01 - 90.00                                 78                           7,422,838.53                    15.09
Total:                                       589                          49,200,417.05                   100.00
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              42

--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------

      Collateral statistics for the adjustable-rate home equity loans are listed below as of 5/31/00

                                                        Occupancy Type
                                    Mortgage                                                           % of Pool
                                      Loans                   Principal Balance ($)                Principal Balance
Owner Occupied                               515                          44,420,447.89                    90.28
Not Owner Occupied                            74                           4,779,969.16                     9.72
Total:                                       589                          49,200,417.05                   100.00

                                                        Property Type
                                    Mortgage                                                           % of Pool
                                      Loans                   Principal Balance ($)                Principal Balance
1 Family                                     497                          41,545,075.29                    84.44
2 Family                                      46                           3,834,736.05                     7.79
Condo                                         31                           2,071,683.06                     4.21
3 Family                                       9                             999,990.45                     2.03
4 Family                                       5                             709,425.27                     1.44
Mobile Home                                    1                              39,506.93                     0.08
Total:                                       589                          49,200,417.05                   100.00

                                                            States
                                    Mortgage                                                           % of Pool
                                      Loans                   Principal Balance ($)                Principal Balance
AR                                             4                             366,012.74                     0.74
AZ                                             1                              62,500.00                     0.13
CA                                             3                             599,357.55                     1.22
CO                                             7                             865,798.68                     1.76
CT                                            21                           1,513,485.65                     3.08
DC                                             2                             268,429.53                     0.55
DE                                             5                             298,458.49                     0.61
FL                                            54                           5,171,765.31                    10.51
GA                                            15                           1,160,682.96                     2.36
  continued...
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              43

--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------

      Collateral statistics for the adjustable-rate home equity loans are listed below as of 5/31/00

                                                       States (continued)
                                    Mortgage                                                           % of Pool
                                      Loans                   Principal Balance ($)                Principal Balance
IL                                            29                           2,757,904.49                     5.61
IN                                             9                             637,999.22                     1.30
KS                                             1                              37,600.00                     0.08
KY                                            15                           1,015,245.57                     2.06
LA                                             4                             214,558.82                     0.44
MA                                             5                             522,182.77                     1.06
MD                                            19                           1,626,883.30                     3.31
MI                                            32                           2,697,820.89                     5.48
MN                                             2                             103,467.99                     0.21
MO                                            17                           1,184,688.51                     2.41
MS                                             1                              34,987.90                     0.07
NC                                            27                           2,101,212.04                     4.27
NH                                             3                             251,652.74                     0.51
NJ                                            38                           4,823,677.68                     9.80
NY                                             7                           1,366,754.25                     2.78
OH                                           182                          13,114,956.32                    26.66
PA                                            47                           3,331,638.59                     6.77
RI                                             1                              95,168.21                     0.19
SC                                             2                              51,991.14                     0.11
TN                                            12                             975,677.42                     1.98
VA                                            16                           1,238,769.66                     2.52
WI                                             1                             223,925.85                     0.46
WV                                             6                             408,718.91                     0.83
WY                                             1                              76,443.87                     0.16
Total:                                       589                          49,200,417.05                   100.00
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              44

--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------

      Collateral statistics for the adjustable-rate home equity loans are listed below as of 5/31/00

                                                 Lien Position
                                    Mortgage                                                           % of Pool
                                      Loans                   Principal Balance ($)                Principal Balance
1                                            589                          49,200,417.05                   100.00
Total:                                       589                          49,200,417.05                   100.00

                                                  Credit Grade
                                    Mortgage                                                           % of Pool
                                      Loans                   Principal Balance ($)                Principal Balance
A1                                           129                          11,794,147.99                    23.97
A2                                           111                          10,982,137.15                    22.32
A+                                           100                           8,705,276.53                    17.69
B1                                            58                           4,978,668.42                    10.12
B2                                            49                           3,500,760.63                     7.12
C1                                            58                           3,989,264.88                     8.11
C2                                            36                           2,289,478.94                     4.65
D1                                            20                           1,202,688.40                     2.44
D2                                             3                             288,270.64                     0.59
D3                                            25                           1,469,723.47                     2.99
Total:                                       589                          49,200,417.05                   100.00

                                             Documentation Type
                                    Mortgage                                                           % of Pool
                                      Loans                   Principal Balance ($)                Principal Balance
Full                                         429                          35,226,829.28                    71.60
Alternate                                     75                           7,288,408.36                    14.81
Limited                                       63                           4,627,979.18                     9.41
No Doc                                        22                           2,057,200.23                     4.18
Total:                                       589                          49,200,417.05                   100.00
--------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              45

--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------

      Collateral statistics for the adjustable-rate home equity loans are listed below as of 5/31/00

                                                    Margins
(%)                                 Mortgage                                                           % of Pool
                                      Loans                   Principal Balance ($)                Principal Balance
2.001 - 2.500                                  1                              90,230.55                     0.18
3.501 - 4.000                                  5                             486,558.23                     0.99
4.001 - 4.500                                 24                           2,468,486.49                     5.02
4.501 - 5.000                                 48                           4,072,166.68                     8.28
5.001 - 5.500                                 91                           8,058,843.82                    16.38
5.501 - 6.000                                112                           9,977,281.47                    20.28
6.001 - 6.500                                 87                           7,715,194.83                    15.68
6.501 - 7.000                                 90                           6,991,936.53                    14.21
7.001 - 7.500                                 62                           4,464,229.16                     9.07
7.501 - 8.000                                 31                           2,161,276.16                     4.39
8.001 - 8.500                                 17                           1,484,025.99                     3.02
8.501 - 9.000                                  9                             524,918.76                     1.07
9.001 - 9.500                                 10                             507,792.83                     1.03
9.501 - 10.000                                 2                             197,475.55                     0.40
Total:                                       589                          49,200,417.05                   100.00

                                                  Periodic Cap
(%)                                 Mortgage                                                           % of Pool
                                      Loans                   Principal Balance ($)                Principal Balance
1                                            589                          49,200,417.05                   100.00
Total:                                       589                          49,200,417.05                   100.00
---------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              46

--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------

      Collateral statistics for the adjustable-rate home equity loans are listed below as of 5/31/00

                                                    First Periodic Cap
(%)                                 Mortgage                                                           % of Pool
                                      Loans                   Principal Balance ($)                Principal Balance
2                                              2                             105,266.78                     0.21
3                                            587                          49,095,150.27                    99.79
Total:                                       589                          49,200,417.05                   100.00

                                                         Life Cap
(%)                                 Mortgage                                                           % of Pool
                                      Loans                   Principal Balance ($)                Principal Balance
15.001 - 15.500                                7                             690,186.52                     1.40
15.501 - 16.000                               26                           2,775,031.72                     5.64
16.001 - 16.500                               37                           3,266,102.20                     6.64
16.501 - 17.000                               78                           7,210,825.47                    14.66
17.001 - 17.500                               64                           5,837,555.26                    11.86
17.501 - 18.000                              104                           9,172,382.66                    18.64
18.001 - 18.500                               56                           4,695,273.06                     9.54
18.501 - 19.000                               86                           6,792,794.80                    13.81
19.001 - 19.500                               48                           3,659,236.46                     7.44
19.501 - 20.000                               26                           1,706,426.73                     3.47
20.001 - 20.500                               21                           1,129,564.75                     2.30
20.501 - 21.000                               14                             933,267.63                     1.90
21.001 - 21.500                                9                             438,000.46                     0.89
21.501 - 22.000                                8                             530,481.36                     1.08
22.001 (greater than or equal to)              5                             363,287.97                     0.74
Total:                                       589                          49,200,417.05                   100.00
--------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                              47

--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------

      Collateral statistics for the adjustable-rate home equity loans are listed below as of 5/31/00

                                                               Floor
(%)                                 Mortgage                                                           % of Pool
                                      Loans                   Principal Balance ($)                Principal Balance
8.001 - 8.500                                  7                             690,186.52                     1.40
8.501 - 9.000                                 24                           2,413,486.83                     4.91
9.001 - 9.500                                 36                           3,194,193.17                     6.49
9.501 - 10.000                                79                           7,532,863.43                    15.31
10.001 - 10.500                               65                           5,909,464.29                    12.01
10.501 - 11.000                              105                           9,211,889.59                    18.72
11.001 - 11.500                               55                           4,597,327.70                     9.34
11.501 - 12.000                               87                           6,844,779.72                    13.91
12.001 - 12.500                               49                           3,757,181.82                     7.64
12.501 - 13.000                               25                           1,654,441.81                     3.36
13.001 - 13.500                               21                           1,129,564.75                     2.30
13.501 - 14.000                               14                             933,267.63                     1.90
14.001 - 14.500                                9                             438,000.46                     0.89
14.501 - 15.000                                8                             530,481.36                     1.08
15.001 - 15.500                                5                             363,287.97                     0.74
Total:                                       589                          49,200,417.05                   100.00

                                                          Next Rate Adjustment
(%)                                 Mortgage                                                           % of Pool
                                      Loans                   Principal Balance ($)                Principal Balance
2002-02                                        3                             347,082.96                      0.71
2002-03                                        5                             395,257.74                      0.80
2002-04                                        2                             319,676.72                      0.65
2002-05                                        3                             209,800.00                      0.43
2003-02                                        4                             432,190.24                      0.88
2003-03                                      148                          11,844,426.30                     24.07
2003-04                                      249                          21,675,843.09                     44.06
2003-05                                      175                          13,976,140.00                     28.41
Total:                                       589                          49,200,417.05                    100.00
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).